SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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☐	Definitive additional materials.

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Trust for Professional Managers
(Name of Registrant as Specified in Its Charter)

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SMEAD VALUE FUND
a series of
TRUST FOR PROFESSIONAL MANAGERS

Smead Capital Management, Inc.
600 University Street, Suite 2412
Seattle, Washington 98101

Dear Shareholder:

Please take note that a Special Meeting of Shareholders of the Smead Value Fund, a series of Trust for Professional Managers (“TPM”), will be held on Friday, November 7, 2014, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time (the “Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.
To approve a change of classification of the Smead Value Fund, a series of TPM, from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”); and

2.
To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Smead Value Fund (the “Fund” or the “Acquired Fund”), a series of TPM, by the Smead Value Fund (the “Acquiring Fund”), a series of the Smead Funds Trust, a new Delaware statutory trust (the “Smead Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination, and dissolution of the Acquired Fund; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The purposes of the Meeting are to seek your approval to change the classification of the Smead Value Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the 1940 Act and to seek your approval of the proposed reorganization of the Acquired Fund.

Until recently, the Fund was classified as non-diversified.  A fund is considered non-diversified when a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  If over a period of 36 months (three years) a fund fails to invest its assets in a manner that is considered non-diversified, then it loses its non-diversified status, and is automatically reclassified as diversified.

The Fund lost its status as a non-diversified fund, and as such, has been reclassified as a diversified fund.  To regain the Fund’s non-diversified status, a shareholder vote is required, and the Fund is seeking this shareholder approval. We believe the Fund will benefit from regaining its non-diversified classification, as it will allow us the flexibility we need in our portfolio management decisions.

In addition, we are seeking your approval for a proposed reorganization of the Acquired Fund.  After completion of the proposed tax-free reorganization, the Acquired Fund would be a series of Smead Trust, an investment company with its principal offices at 600 University Street, Suite 2412, Seattle, Washington 98101.  This proposed reorganization of the Acquired Fund will not result in a change in the current investment adviser, Smead Capital Management, Inc., to the Acquired Fund, or any change to the Acquired Fund’s investment objective, strategies or investment policies.

The Board of Trustees of TPM has unanimously approved the change in classification of the Fund from a diversified fund to a non-diversified fund and the proposed reorganization of the Acquired Fund.  However, shareholder approval is required to proceed.  We think that the proposals are in the best interest of the shareholders of the Fund.

The Board of Trustees of TPM has unanimously recommended that shareholders of the Fund vote “FOR” each proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about each of the proposals is contained in the enclosed materials.  Please exercise your right to vote by completing, dating and signing the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card.  It is very important that you vote and that your voting instructions be received no later than 10:00 a.m. on Friday, November 7, 2014.

NOTE:  You may receive more than one proxy package if you hold shares in more than one account.  You must return separate proxy cards for separate holdings.  We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call the proxy solicitor at 1-800-830-3542.

Sincerely,

/s/William W. Smead

Founder and Chief Executive Officer
Smead Capital Management, Inc.
The Investment Adviser to Smead Value Fund

SMEAD VALUE FUND
a series of
TRUST FOR PROFESSIONAL MANAGERS

Smead Capital Management, Inc.
600 University Street, Suite 2412
Seattle, Washington 98101
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 7, 2014
____________

Dear Shareholders:

The Board of Trustees of Trust for Professional Managers (“TPM”), an open-end investment company organized as a Delaware statutory trust, will hold a special meeting of the shareholders of the Smead Value Fund, a series of TPM, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on Friday, November 7, 2014 at 10:00 a.m., Central time (the “Meeting”) for the following purposes:

1.
To approve a change of classification of the Smead Value Fund, a series of TPM, from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”); and

2.
To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Smead Value Fund (the “Fund” or the “Acquired Fund”), a series of TPM, by the Smead Value Fund (the “Acquiring Fund”), a series of the Smead Funds Trust, a new Delaware statutory trust (the “Smead Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination, and dissolution of the Acquired Fund; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Acquired Fund at the close of business on August 21, 2014.

Whether or not you plan to attend the Meeting in person, please vote your shares.  In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card.  If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and
•
allow sufficient time for the proxy card to be received by 10:00 a.m. Central time, on November 7, 2014.  (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.

To vote by telephone:	To vote by internet:
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card.  Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
/s/ Rachel A. Spearo
Rachel A. Spearo
Secretary for Trust for Professional Managers

August 29, 2014

2

SMEAD VALUE FUND
a series of Trust for Professional Managers

Questions and Answers

While we encourage you to read all of the enclosed proxy statement, the following is a brief overview of the proposals you are being asked to consider.  This overview contains limited information and should be read in conjunction with the proxy statement.

Question:              When will the special meeting of shareholders be held and who is eligible to vote?

Answer:
The special meeting of shareholders will be held Friday, November 7, 2014 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”).  The record date for the Meeting is the close of business on August 21, 2014 (the “Record Date”).  Only shareholders who own shares of the Smead Value Fund (the “Fund” or the “Acquired Fund”), a series of Trust for Professional Managers (“TPM”) on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Question:	What is Proposal 1 to be voted on at the Meeting?

Answer:
The Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). This classification means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

If the proposal is approved, however, the Fund would be re-classified and managed as a non-diversified fund. Under the 1940 Act, a non-diversified fund is defined as any fund that is not a diversified fund. As a non-diversified fund, the Fund may invest beyond the limits imposed by the 1940 Act on a diversified fund. However, the Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, with respect to 50% of its total assets at each quarter-end in the Fund’s taxable year, the Fund may not have more than 5% of its total assets in any single issuer.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other funds that are diversified. As a result, a decline in the value of an investment in a single issuer or limited number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

Because the proposal constitutes a change to a fundamental investment policy of the Fund, shareholder approval is required for the change.

Question:	What is Proposal 2 to be voted on at the Meeting?

Answer:
The Fund is requesting shareholder approval of the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Acquired Fund, a series of TPM, by the Smead Value Fund (the “Acquiring Fund”), a newly organized series of the Smead Funds Trust, a new Delaware statutory trust (the “Smead Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination, and dissolution of the Acquired Fund.

Under the Agreement and Plan of Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for a number of Acquiring Fund shares equivalent in value to shares of the Acquired Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder of Class A shares, Institutional Class shares and Investor Class shares would receive Class A shares, Class I1 shares and Investor Class shares, respectively, of the Acquiring Fund equivalent to the value of Acquired Fund shares held by such shareholder on November 21, 2014, or as soon as practicable thereafter (the “Closing Date”) (this transaction is referred to as the “Reorganization”).  TPM and Smead Trust are each a Delaware statutory trust and each an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become Class A, Class I1 or Investor Class shareholders of the Acquiring Fund.  The Acquiring Fund’s investment objective and principal investment strategies are identical to those of the Acquired Fund.  In addition, the current investment advisor to the Acquired Fund, Smead Capital Management, Inc. (the “Adviser”), 600 University Street, Suite 2412, Seattle, Washington 98101, will continue to serve as the investment advisor to the Acquiring Fund.  However, there are some differences between the Funds.  The Acquiring Fund will employ an administrator, transfer agent and custodian that are different than the administrator, transfer agent and custodian utilized by the Acquired Fund.  In addition, none of the members of the Board of Trustees of TPM will serve on the Board of Trustees of Smead Trust.  If approved, the Reorganization is expected to take effect on or about November 21, 2014, although the date may be adjusted in accordance with the Agreement and Plan of Reorganization.

Question:	What is the reason for Proposal 1?

Answer:
The Adviser has recommended to the Board of Trustees of TPM (the “Board”) that the Fund be re-classified as a non-diversified fund to allow it greater flexibility in the management of the Fund’s investments in the pursuit of its investment objective of long-term capital appreciation.

Because the market capitalization of large capitalization (“large-cap”) companies has continued to grow since the inception of the Fund, with some companies’ share increasing, the Adviser believes that it would be beneficial to Fund shareholders if it has flexibility to consider investing beyond the limits permitted under the 1940 Act for a diversified fund.

Question:	What is the reason for Proposal 2?

Answer:
The Adviser has informed the Board that it believes that by establishing the Smead Trust and reorganizing the Fund into that single entity, the Fund should be able to realize greater operating efficiencies.  The Adviser has also informed the Board that it believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating the Fund for the benefit of Fund shareholders.  The total annual fund operating expenses for each class of the Acquiring Fund is decreasing (after waivers and/or reimbursements).

Question:	Will Proposal 1 substantially affect the way the Fund is managed?

Answer:
The Adviser does not currently anticipate that approval of this proposal will substantially affect the Fund’s investment strategy. The Fund will continue to seek long-term capital appreciation through investing in the common stocks of approximately 25-30 large-cap U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion.

The Adviser believes the proposed change will enhance the Fund’s investment flexibility in pursuing its investment objective of long-term capital appreciation, but will not substantially affect the way the Fund is managed. If the proposal is approved, the Fund will have the ability to increase the amount it invests in securities issued by the same issuer. As a result, the Fund will have the ability to invest more than 5% of its assets in certain issuers, or to reduce its number of holdings. Investing in a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio.

The Adviser’s current portfolio managers will continue to manage the Fund. The Adviser’s portfolio managers have extensive experience in managing a non-diversified fund, as the Fund was a non-diversified fund from its inception in 2007 until 2011.

Currently, because the Fund is classified as a diversified fund, the 1940 Act limits its investments in any single issuer to no more than 5% of the Fund’s assets and to no more than 10% of the outstanding voting securities of such issuer, with respect to 75% of the Fund’s assets. For the remaining 25% of the Fund’s assets, however, the 1940 Act places no limit on the amount the Fund may invest in a single issuer.

If the proposal is approved and the Fund is re-classified as a non-diversified fund, the amount of the Fund’s assets that may be invested in the securities of a single issuer will, therefore, not be limited by the 1940 Act.

However, the Fund will continue to elect to be treated as a RIC under the Code, and accordingly may have more than 5% of its total assets invested in any single issuer with respect to 50% of its total assets at each quarter-end in the Fund’s taxable year, and it may not own more than 10% of the outstanding voting securities of a single issuer.

The table below summarizes the Fund’s investment limits currently as compared to if the proposal is approved.

Single Issuer Limit
Current
25% of Assets	None
75% of Assets	Less than 5%
Voting Securities of a Single Issuer	Less than 10%

If Approved
50% of Assets	Less than 5%(1)
Voting Securities of a Single Issuer	Less than 10%(1)

(1) These limitations are imposed as part of the Fund’s election to be treated as a RIC under the Code. The Fund is only required to comply with these single issuer limitations at the end of each quarter of the Fund’s taxable year. There is no requirement that the Fund comply with these limitations at any time other than the last day of each fiscal quarter.

Question:	How will the Reorganization affect me?

Answer:
In the Reorganization, the assets of the Acquired Fund will be transferred to those of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.  Following the Reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the Acquiring Fund that are equal in value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization.  Shareholders of Class A, Investor Class and Institutional Class shares of the Acquired Fund will receive Class A, Investor Class and Class I1 shares, respectively, of the Acquiring Fund.  The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Acquired Fund will not recognize any taxable gain or loss as a result of the Reorganization.

Question:              How does the Board recommend that I vote on each proposal?

Answer:	The Board, including all of the Trustees who are not “interested persons”, as that term is defined under the 1940 Act, unanimously recommends that you vote “FOR” each proposal.

Question:              When will the change take effect if it is approved?

Answer:	If Proposal 1 is approved, the proposed change will be effective immediately. If Proposal 2 is approved, the proposed Reorganization will occur on or about November 21, 2014.

Question:	Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

Answer:
No.  The full value of each share of the Acquired Fund will be exchanged for shares of the corresponding or designated class of the Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Question:              Will I have to pay any federal income taxes as a result of the Reorganization?

Answer:
The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify.  If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Acquired Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  As a shareholder of the Acquired Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor.  Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Question:              Who will pay for the proxy solicitation and related legal costs?

Answer:	The Adviser has agreed to pay these costs.

Question:              Who will pay the expenses relating to the Reorganization?

Answer:
The Adviser will bear all of the expenses of the Fund in connection with the Reorganization, except for brokerage fees and similar transaction fees and expenses associated with the Reorganization (which will be borne by the Fund).

Question:	How do I vote my shares?

Answer:
You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope.  Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card.  Please take advantage of these voting options.  You may also vote in person at the Meeting.  If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.  If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of Proposal 1 and Proposal 2.  If any other business comes before the Meeting, your shares will be voted in the discretion of the persons named as proxies.

Question:	What will happen if a proposal is not approved?

Answer:	Neither Proposal is contingent upon the approval or completion of the other Proposal.

If shareholders do not approve Proposal 1, the Fund will continue to operate as a diversified fund. The Adviser may consider other alternatives to more effectively manage the Fund’s portfolio.

If shareholders do not approve Proposal 2, the Reorganization will not occur.  The Adviser and the Board of Trustees of TPM will determine what additional steps may be appropriate and in the best interests of the Fund and its shareholders.

Question:	What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

Answer:
If a quorum is not obtained by the scheduled Meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders.  We urge you to vote promptly after reviewing the enclosed materials so that we can avoid additional expenses and delay associated with additional proxy solicitation efforts.  The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Question:              Whom do I call if I have questions after reading these materials?

Answer:	If you have questions regarding the Meeting, the proposals or the Proxy Statement, please call our proxy solicitor, Boston Financial Data Services, toll free at 1-800-830-3542.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.

TRUST FOR PROFESSIONAL MANAGERS

Proxy Statement
Special Meeting of Shareholders
to be held on November 7, 2014

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Trust for Professional Managers (“TPM”), on behalf of the Smead Value Fund, a series of TPM, to be voted at a Special Meeting of Shareholders to be held on Friday, November 7, 2014, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time (the “Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement.

The following Proposals will be considered and acted upon at the Meeting:

1.
To approve a change of classification of the Smead Value Fund, a series of TPM, from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”); and

2.
To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Smead Value Fund (the “Fund” or the “Acquired Fund”), a series of TPM, by the Smead Value Fund (the “Acquiring Fund”), a series of the Smead Funds Trust, a new Delaware statutory trust (the “Smead Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination, and dissolution of the Acquired Fund; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the Fund at the close of business on August 21, 2014 (the “Record Date”).  Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

As of August 21, 2014, there were [NUMBER OF SHARES OUTSTANDING] shares of beneficial interest of the Fund issued and outstanding consisting of Class A shares, Investor Class shares and Institutional Class shares.  Shareholders of all classes of the Fund will vote jointly on the proposals.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If no instructions are given, the proxies will be voted in favor of the proposals.  To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The Board knows of no other business that will be presented for consideration.  If any other matters are properly presented, the persons named as proxies in the enclosed proxy will vote the proxies in accordance with their judgment on such matters.

The date of the first mailing of the proxy statement will be on or about September 3, 2014.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, those present in person or by proxy may, by majority vote, approve one or more adjournments of the Meeting to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on November 7, 2014:

This proxy statement is available at www.2voteproxy.com/smead, or by contacting the Fund (toll-free) at 877-807-4122.  To obtain directions to attend the Meeting, please call the Fund (toll-free) at 877-807-4122.  For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) 877-807-4122 or visit the Fund’s website at www.smeadfunds.com or write to:

Smead Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

PROPOSAL 1

APPROVAL OF CHANGE IN THE FUND’S DIVERSIFICATION CLASSIFICATION

Background

The 1940 Act requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The Fund is currently classified as a diversified fund under the 1940 Act. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund. The Fund’s investment adviser, Smead Capital Management, Inc. (the “Adviser”), has recommended to the Board that the Fund be re-classified as a non-diversified fund to allow the Adviser greater flexibility in the management of the Fund’s investments in the pursuit of the Fund’s investment objective of long-term capital appreciation.

Because the market capitalization of large capitalization (“large-cap”) companies has continued to grow since the inception of the Fund, with some companies’ share increasing, the Adviser believes that it would be beneficial to Fund shareholders if the Adviser had flexibility to consider investing beyond the limits permitted under the 1940 Act for a diversified fund.

The Board unanimously recommends that shareholders approve the proposal to reclassify the Fund as a non-diversified fund, which would include the elimination of its current fundamental investment restriction regarding diversification. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. As a result, a decline in the value of an investment in a single issuer or a few issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a diversified portfolio.

The Adviser does not currently anticipate that this proposal will cause significant changes to the Fund’s investment portfolio. It believes that operating as a non-diversified fund, which will allow the Adviser to invest more than 5% of the Fund’s assets in additional issuers, will enhance the Fund’s investment flexibility in pursuing its investment objective of long-term capital appreciation. The Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and remain subject to RIC diversification requirements.

The Fund will continue to seek long-term capital appreciation through investing in the common stocks of approximately 25-30 large-cap U.S. companies. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. The Fund’s current portfolio managers, William W. Smead, Chief Investment Officer and Chief Executive Officer, and Tony A. Scherrer, CFA, Director of Research and Portfolio Manager, both of the Adviser, will continue to manage the Fund. The Adviser’s portfolio managers have extensive experience in managing a non-diversified fund, as the Fund was a non-diversified fund from its inception in 2007 until 2011.

RIC Diversification Requirements

Even if the proposal to change the Fund’s classification to a non-diversified fund under the 1940 Act is approved, the Fund intends to continue to meet the diversification requirements for maintaining its status as a RIC under the Code for federal income tax purposes.  Under those requirements,at least 50% of the value of the Fund’s total assets must be invested in cash, cash items, U.S. government securities, securities of other RICs, and other securities (provided that for this purpose no more than 5% of the value of the Fund’s total assets may be invested in a single issuer and the Fund may not hold more than 10% of the outstanding voting securities of any single issuer), and not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than the U.S. government or securities of other RICs), the securities of two or more issuers that the Fund controls (other than the securities of other RICs), and the securities of one or more qualified publicly traded partnerships.  Under the Code, the test to confirm the Fund’s compliance with RIC diversification requirements is conducted at the end of each quarter of the Fund’s taxable year.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the proposal.

PROPOSAL 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

BACKGROUND

At a meeting held on July 15, 2014, the Board of Trustees of TPM, including a majority of the Trustees who are not “interested persons” of TPM (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the 1940 Act, considered and unanimously approved an Agreement and Plan of Reorganization substantially in the form attached to this Proxy Statement as Exhibit A (the “Reorganization Plan”) .

Under the Reorganization Plan, the Acquired Fund, a series of TPM, will transfer all of its assets and liabilities to the Acquiring Fund, a newly organized series of Smead Trust, in exchange for a number of Acquiring Fund shares equivalent in value to shares of the Acquired Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder would receive Class A shares, Class I1 shares and Investor Class shares of the Acquiring Fund equivalent to the value of Class A, Institutional Class and Investor Class shares of the Acquired Fund held by such shareholder on November 21, 2014, or as soon as practicable thereafter (the “Closing Date”) (this transaction is referred to as the “Reorganization”).  TPM and Smead Trust are each a Delaware statutory trust and each an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become Class A shares, Class I1 shares or Investor Class shareholders of the Acquiring Fund.  The Acquiring Fund’s investment objective and principal investment strategies are identical to those of the Acquired Fund.  In addition, the current investment advisor to the Acquired Fund, Smead Capital Management, Inc., 600 University Street, Suite 2412, Seattle, Washington 98101, will continue to serve as the investment advisor to the Acquiring Fund.  However, there are some differences between the Funds.  The total annual fund operating expenses for each class of the Acquiring Fund is decreasing (after waivers and/or reimbursements).  The Acquiring Fund will employ an administrator, transfer agent and custodian that are different than the administrator, transfer agent and custodian utilized by the Acquired Fund.  In addition, none of the members of the Board of Trustees of TPM will serve on the Board of Trustees of Smead Trust.  If approved, the Reorganization is expected to take effect on or about November 21, 2014, although the date may be adjusted in accordance with the Reorganization Plan.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) of the Acquired Fund dated March 28, 2014; and
•	Annual Report to Shareholders of the Acquired Fund, including financial statements for the fiscal year ended November 30, 2013; and
•	Semi-Annual Report to Shareholder of the Acquired Fund, including financial statements for the six month period ended May 31, 2014.

The most recent annual report of the Acquired Fund, including audited financial statements for the fiscal year ended November 30, 2013, has been mailed previously to shareholders.  If you have not received this report or would like to receive additional copies free of charge, please contact the Acquired Fund at the address set forth on the first page of this Proxy Statement or by calling 877-807-4122, and they will be sent to you within three (3) business days by first class mail.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be identical.  The Acquiring Fund is newly organized and will commence operation upon consummation of the Reorganization.  Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives
The investment objective of both Funds is long-term capital appreciation.  The investment objectives, strategies and policies of each Fund may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies
Each Fund attempts to achieve its investment objective by maintaining approximately 25-30 companies in its portfolio and investing in common stocks of large-cap U.S. companies.  Both Funds consider large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion.

The Adviser selects a Fund’s investments by screening large-cap companies using the following eight criteria:

Required over entire holding period
•	products or services that meet a clear economic need;
•	strong competitive advantage (wide moats or barriers to entry);
•	long history of profitability and strong metrics (net profit margin, return on equity and net income ratios);
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required
•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

Each Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term.  The Adviser maintains a sell discipline that is designed to manage overall portfolio risk by protecting against significant downside exposure of each security.  Each Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

If the shareholders of the Acquired Fund approve Proposal 1 to change the Acquired Fund’s diversification status, the following disclosure will be added to the principal investment strategies for the Acquiring Fund:

The Fund is classified as a non-diversified mutual fund.  This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, the Adviser may invest up to 100% of each Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in each Fund not achieving its investment objective.  Furthermore, to the extent that each Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The fair market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in securities held by the Fund.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stocks of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

If the shareholders of the Acquired Fund approve Proposal 1 to change the Acquired Fund’s diversification status, the following principal risk will be added for the Acquiring Fund:

Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.

Limitations and Restrictions
The following investment restrictions may be changed with respect to each Fund only by a vote of a majority of the outstanding shares of that Fund.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at fair market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

7.
With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).

If the shareholders of the Acquired Fund approve Proposal 1 to change the Acquired Fund’s diversification status, fundamental investment restriction number 7 will be removed.

The following lists the non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the respective Fund’s Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

Each Fund may not:

1.	With respect to Fundamental Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

2.
Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Fees and Expenses
The Table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the prospectus for the Acquired Fund and on estimates for the Acquiring Fund’s Class A shares, Class I1 shares and Investor Class shares.  The Reorganization is expected to result in a decrease in total annual fund operating expenses (after waivers and/or reimbursements).  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund’s Class A shares, Class I1 shares and Investor Class shares as compared to shares of the Acquired Fund.

TABLE - FEES AND EXPENSES
	Acquired Fund as of November 30, 2013	Acquiring Fund as of May 31, 2014	Pro Forma: Acquiring Fund as of May 31, 2014
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 18 months of purchase)(1)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(2)	0.28%(3)	0.29%	0.29%
Shareholder Servicing Fees(4)	0.25%	0.17%	0.17%
Total Annual Fund Operating Expenses(5)	1.53%	1.46%	1.46%
Plus Recoupment of Fees/(Less Fee Waiver)	N/A	(0.20)%(7)	(0.20)%(7)
Total Net Annual Fund Operating Expenses	1.53%	1.26%(7)	1.26%(7)
Investor Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(2)	0.28%	0.29%	0.29%
Shareholder Servicing Fees(4)	None	0.17%	0.17%
Total Annual Fund Operating Expenses(5)	1.28%	1.46%	1.46%
Plus Recoupment of Fees/(Less Fee Waiver)	0.07%(6)	(0.20)%(7)	(0.20)%(7)
Total Net Annual Fund Operating Expenses	1.35%	1.26%(7)	1.26%(7)
Institutional Class Shares/Class I1 Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses(2)	0.28%	0.29%	0.29%
Shareholder Servicing Fees(4)	None	0.15%	0.15
Total Annual Fund Operating Expenses(5)	1.03%	1.19%	1.19%
Plus Recoupment of Fees/(Less Fee Waiver)	0.07%(6)	(0.20)%(7)	(0.20)%(7)
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.10%	0.99%(7)	0.99%(7)

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)
“Other Expenses” include custodian, administration, transfer agency and other customary fund expenses, and are based on estimated amounts for the Acquiring Fund’s current fiscal year ending November 30, 2014.   For the Acquired Fund, Other Expenses reflect actual amounts incurred by the Fund for the fiscal year ended November 30, 2013.

(3)	Because Class A shares are new, these expenses are estimated based on the other expenses of the Investor Class shares of the Fund for the fiscal year ended November 30, 2013.
(4)
The Acquired Fund has adopted a maximum Shareholder Servicing Fee of 0.25% for Class A shares and 0.10% for the Institutional Class; however, the Acquired Fund is not currently charging the shareholder servicing fee for the Institutional Class shares.  The Acquiring Fund has adopted a maximum Shareholder Servicing Fee of 0.25% for Class A, Investor Class and Class I1 shares.

(5)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses, which are less than 0.01% of the Fund’s average net assets.

(6)	In fiscal 2013, the Adviser was able to recoup 0.07% of previously waived fees for the Investor Class and Institutional Class shares.
(7)
The Adviser has agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Operating Expenses, (excluding taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.26% for Class A shares, 0.99% for Class I1 shares and 1.26% for Investor Class shares, respectively, through March 30, 2016, subject thereafter to annual re-approval of the agreement by the Board of Trustees of the Smead Trust.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Acquiring Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Acquiring Fund expenses.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees of the Smead Trust.  The Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of the Smead Trust.

Example
This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that each Fund’s expense limitation agreement remains in force through March 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Acquired Fund	$819	$1,135	$1,473	$2,426
Acquiring Fund	$794	$1,096	$1,421	$2,338
Pro Forma: Combined Acquiring Fund	$794	$1,096	$1,421	$2,338
Institutional Class Shares
Acquired Fund – Institutional Shares	$105	$328	$569	$1,259
Acquiring Fund – Class I1 Shares	$101	$358	$635	$1,425
Pro Forma: Combined Acquiring Fund	$101	$358	$635	$1,425
Investor Class Shares
Acquired Fund	$130	$406	$702	$1,545
Acquiring Fund	$128	$442	$778	$1,729
Pro Forma: Combined Acquiring Fund	$128	$442	$778	$1,729

Fund Performance
The following information shows the past performance of the Acquired Fund.  The bar chart shows the variability of Acquired Fund returns from year to year, which is one indicator of the risks of investing in the Fund.  If the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund and will assume the performance history of the Acquired Fund.

Calendar Year Returns as of December 31
Investor Class Shares(1)

The Acquired Fund’s calendar year-to-date return as of June 30, 2014 for Investor Class shares was 5.75%.  During the period shown in the bar chart, the best performance for a quarter was 18.66% (for the quarter ended September 30, 2009) and the worst performance was -13.85% (for the quarter ended June 30, 2010).

(1)The returns shown in the bar chart are for Investor Class shares.  The Institutional Class and Class A shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.  The sales charges (loads) applicable to Class A shares are not reflected in the bar chart above presented for the Investor Class shares of the Fund, and if these amounts were reflected, returns may be less than those shown above.

Average Annual Total Returns
(Periods Ended December 31, 2013)
	One Year	Five Years	Since Inception
Investor Class Shares
Return Before Taxes	37.53%	22.02%	7.66%
Return After Taxes on Distributions	36.49%	21.74%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares	22.07%	18.12%	6.07%
Class A Shares
Return Before Taxes	37.19%	21.72%	7.39%
Institutional Share Class
Return Before Taxes	37.88%	22.26%	7.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.29%	17.97%	6.49%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	5.57%

Investor Class shares of the Acquired Fund commenced operations on January 2, 2008.  Institutional Class shares of the Acquired Fund commenced operations on December 18, 2009.  Performance shown for Institutional Class shares prior to its inception (Five Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Institutional Class expenses.  Class A shares of the Acquired Fund commenced operations on January 24, 2014.  Performance shown for Class A shares prior to its inception (One Year, Five Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class A expenses.

After-tax returns are shown for Investor Class shares only and will vary for Institutional Class and Class A shares.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

Comparison of Share Classes
The Acquired Fund offers Class A, Investor Class and Institutional Class shares.  The Acquiring Fund offers Class A, Investor Class and Class I1 shares.  The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.  Each class of shares has different expenses and distribution arrangements to provide for different investment needs.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

	Acquired Fund	Acquiring Fund
	Investor Class shares	Investor Class shares
Availability	Generally available through financial intermediaries. Also available to direct investors.	Generally available to direct investors only.
Initial Sales Charge	None.	None.
Deferred Sales Charge	None.	None.
Distribution (12b-1) and Shareholder Servicing Fee	0.25% Annual Distribution (12b-1) Fee. No Annual Shareholder Servicing Fee.	0.25% Annual Distribution (12b-1) Fee. 0.17% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.	None.
Advantage	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, and subject to ongoing distribution fees.	Limited availability, and subject to ongoing distribution and shareholder servicing fees.
	Class A shares	Class A shares
Availability	Generally available only through financial intermediaries.
Generally available through financial intermediaries, wrap account platforms, no transaction fee (NTF) platforms, employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.

Initial Sales Charge	Payable at time of purchase. Lower sales charges are available for larger investments.	Payable at time of purchase. Lower sales charges are available for larger investments.
Deferred Sales Charge	Payable if you redeem within 18 months of purchase.	Payable if you redeem within 18 months of purchase.
Distribution (12b-1) and Shareholder Servicing Fee	0.25% Annual Distribution (12b-1) Fee. 0.25% Annual Shareholder Servicing Fee.	0.25% Annual Distribution (12b-1) Fee. 0.17% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.	None.
Advantage	Suitable for investors who are eligible to have the sales charge reduced or eliminated.	Suitable for investors who are eligible to have the sales charge reduced or eliminated.

Acquired Fund	Acquiring Fund
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares. Also subject to on-going distribution and shareholder servicing fees.	You pay a sales charge up-front, and therefore you start off owning fewer shares. Also subject to on-going distribution and shareholder servicing fees.
	Institutional Class Shares	Class I1 Shares
Availability
Generally available to institutions such as pension and profit sharing plans, endowments, foundations, corporations, and high net worth individuals.  “Wrap account” or “managed fund programs” established with financial intermediaries or omnibus or pooled accounts that do not require the Fund to pay a fee.

Generally available to institutions such as pension and profit sharing plans, endowments, foundations, corporations, and high net worth individuals.  Financial intermediaries through “wrap accounts” or “managed fund programs” established with financial intermediaries or employer-sponsored retirement plans or other similar programs which group-level investments are made in the Fund.

Initial Sales Charge	None.	None.
Deferred Sales Charge	None.	None.
Distribution (12b-1) and Shareholder Servicing Fee
No Annual Distribution (12b-1) Fee.  A maximum shareholder servicing fee of 0.10% of the Fund’s average daily net assets attributable to Institutional Class shares has been authorized on behalf of the Institutional Class shares.  The Fund is not currently implementing the shareholder servicing fee for Institutional Class shares, and will give Institutional Class shareholders 30 days’ prior written notice before implementing the fee.

No Annual Distribution (12b-1) Fee.  0.15% Annual Shareholder Servicing Fee.  A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.  The Fund is not currently implementing the shareholder servicing fee for Class I1 shares, and will give Class I1 shareholders 30 days’ prior written notice before implementing the fee.

Redemption Fees	None.	None.
Advantage	No up-front sales charge so you start off owning more shares, and no ongoing distribution or shareholder service fees.	No up-front sales charge so you start off owning more shares and no ongoing distribution fee.
Disadvantage	Limited availability, and requires significant initial investment.	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.

Sales Charges, Rule 12b-1 Fees and Shareholder Servicing Fees

The Acquiring Fund’s Class A shares will have the same front-end sales charge structure.  The Acquiring Fund’s Class A shares and Investor Class shares will have the same distribution and service (12b-1) fees as the Acquired Fund.  Fund expenses will differ with respect to “other expenses,” which include the fees of the Funds’ service providers, certain out-of-pocket expenses, as well as differences in shareholder servicing fees.  It is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund and, in fact, are expected to be lower (after fee waivers and/or expense reimbursements).

Sales Charges Comparison – Class A shares of each Fund may be purchased at the public offering price, which is the next determined net asset value (“NAV”), plus an initial sales charge of up to 5.75%.

Investor Class shares of each Fund are offered for sale at net asset value (“NAV”) without the imposition of a sales charge.  Institutional Class shares of the Acquired Fund are offered for sale at NAV without the imposition of a sales charge.  Class I1 shares of the Acquiring Fund are offered for sale at NAV without the imposition of a sales charge.

Class A shares of each Fund are retail shares that require that you pay a sales charge when you invest in the Fund, unless you qualify for a reduction or waiver of the sales charge.  If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge does not apply to shares purchased with reinvested distributions.  The sales charge for Class A shares of each Fund is calculated as follows(1):

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%

(1)
The offering price is calculated to two decimal places using standard rounding criteria.  As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of each Fund is $3,000.
(3)
There is no front-end sales charge for purchases of Class A shares of $1,000,000 or more.  However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)
For the Acquired Fund, the Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $10,000,000, and 0.25% of amounts over $10,000,000.  For the Acquiring Fund, the Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000.The Fund’s distributor, Quasar Distributors, LLC (the “Distributor”) will then also pay to such dealers an annual distribution and/or service fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual distribution and/or service fee starting immediately after purchase.

Sales Charge Reduction and Waivers

Class A Sales Charge Reductions and Waivers
The sales charge on Class A shares of each Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from each Fund.

Breakpoint Thresholds:  You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in table above.

Letter of Intent:  By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A shares.  Any Class A shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Rights of Accumulation:  A right of accumulation (“Right of Accumulation”) allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases. You may combine your current purchase of Class A shares of a Fund with other existing Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value (based on the current public offering price) of all other Class A shares you own at the financial intermediary at which you are making the current purchase.  You may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through a Fund’s transfer agent (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply.  A Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation.  Each Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege:  If you redeem Class A shares of a Fund, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Investments of $1,000,000 or More:  There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value.  The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers:  Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases.  You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•
you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans;
•
rollovers of current investments through authorized qualified employee benefit plans or savings plans, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a IRA through an account directly with the Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;
•
persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other ﬁnancial institution or (ii) pay fees to a broker-dealer or other ﬁnancial institution for providing transaction processing and other administrative services, but not investment advisory services;

•
financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

Contingent Deferred Sales Charge Waivers:  For Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charge on Class A shares,” above) that are redeemed within 18 months of purchase.  In the case of a partial redemption, the first shares redeemed are any reinvested shares.  After that, shares are always redeemed on a “first in/first out” basis.  If the first shares redeemed have been held for longer than 18 months from the date of purchase, then no CDSC is imposed on the redemption.  The CDSC is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower.  This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70½ (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances under the Adviser’s discretion.

Each Fund also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.  You must notify the Fund or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.

Distribution (Rule 12b-1) Fee Comparison
The Acquiring Fund will assess the same 12b-1 fees as the Acquired Fund.  Under the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 fee for the sale and distribution of the Fund’s Investor Class and Class A shares.  The maximum amount of the Rule 12b-1 fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class and Class A shares of the Fund, annually.  Rule 12b-1 fees compensate dealers and investment representatives for services and expenses relating to the sale and distribution of a Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment. Long-term shareholders of the Funds may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.  The Adviser, at its expense, also may provide compensation to dealers in connection with sales of shares of the Funds.

Shareholder Servicing Fee Comparison
The Acquired Fund has adopted a Shareholder Servicing Plan on behalf of its Institutional Class shares and Class A shares, and the Acquiring Fund has adopted a Shareholder Servicing Plan on behalf of its Investor Class shares, Class I1 shares and Class A shares.  Each Shareholder Servicing Plan allows a Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts.

The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of the Class A shares of the Acquired Fund and Acquiring Fund is an annual rate of 0.25% of the

Fund’s average daily net assets attributable to Class A shares.  The Acquiring Fund is currently implementing a shareholder servicing fee of 0.17% of the average daily net assets of the Acquiring Fund attributable to Class A shares, computed on an annual basis.  The Acquiring Fund will give Class A shareholders 30 days’ prior written notice before increasing the shareholder servicing fee.

The Acquired Fund does not charge a shareholder servicing fee for its Investor Class shares.  The maximum amount of shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of the Investor Class shares is an annual rate of 0.25% of the Acquiring Fund’s average daily net assets attributable to Investor Class shares.  The Acquiring Fund is currently implementing a shareholder servicing fee of 0.17% of the average daily net assets of the Acquiring Fund attributable to Investor Class shares, computed on an annual basis.  The Acquiring Fund will give Investor Class shareholders 30 days’ prior written notice before increasing the shareholder servicing fee.

The maximum amount of the shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of Institutional Class shares of the Acquired Fund is an annual rate of 0.10% of the Acquired Fund’s average daily net assets attributable to Institutional Class shares.  The Acquired Fund is not currently implementing the shareholder servicing fee for the Institutional Class shares of the Acquired Fund, and will give Institutional Class shareholders 30 days’ prior written notice before implementing the shareholder servicing fee under the Shareholder Servicing Plan.

The maximum amount of the shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan on behalf of Class I1 shares of the Acquiring Fund is an annual rate of 0.25% of the Acquiring Fund’s average daily net assets attributable to Class I1 shares.  The Acquiring Fund is currently implementing a shareholder servicing fee of 0.17% of the average daily net assets of the Acquiring Fund attributable to Class I1 shares, computed on an annual basis.  The Acquiring Fund will give Class I1 shareholders 30 days’ prior written notice before increasing the shareholder servicing fee.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions.  Shares of each Fund may be purchased and redeemed at the net asset value of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in good order.  For purchases made through the transfer agent, “good order” means that your purchase request includes: the name of the Fund; the dollar amount of shares to be purchased, your account application or investment stub; and a check payable to “Smead Value Fund.”  For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.  Payment of redemption proceeds from a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.  Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The initial minimum and subsequent investments applicable to both the Acquired Fund and the Acquiring Fund are summarized below:

Minimum Investment Amounts
Minimum Initial Investment
Class A shares	$3,000
Investor Class shares	$3,000
Institutional Class shares	$1,000,000
Subsequent Investments
Class A shares	$100

Investor Class shares	$100
Institutional Class shares	$100

Both Funds reserve the right to waive or reduce the minimum initial investment amount or minimum subsequent investment amounts at their discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.  Both Funds offer an automatic investment plan which must be at least $500, on a monthly basis (after your initial investment), for Class A shares and Investor Class shares, which automatically deducts money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan.  Shareholders with a current account value of at least $10,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of $100 or more.  The systematic withdrawal plan is not available for Institutional Class shares.

Both Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons.  Each Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  A redemption by a Fund may result in a capital gain or loss for federal income tax purposes.

Converting Shares
Shareholders may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.  Shares may only be converted into a share class with a lower expense ratio than the original share class.  All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge.  A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes.  A Fund may change, suspend or terminate this conversion feature at any time.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund.  Shareholders who have elected to have dividends and capital gains reinvested in the Acquired Fund will continue to have net investment income and net capital gain distributions reinvested in the Acquiring Fund’s applicable class of shares following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending November 30.  The Acquiring Fund will have a fiscal year ending November 30.

Certain Comparative Information about TPM and Smead Trust
TPM is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (the “Governing Documents”) and Smead Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of TPM and Smead Trust.

THE ADVISER

The Adviser, the portfolio manager and the terms of the advisory agreement, as discussed below for the Acquired Fund, will be substantially identical for the Acquiring Fund.

Smead Capital Management, Inc., 600 University Street, Suite 2412, Seattle, Washington  98101 (the “Adviser”), serves as investment advisor to the Acquired Fund.  The Adviser implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.  The Acquired Fund is the only mutual fund currently managed by the Adviser.

Pursuant to the terms of the Acquired Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), as compensation for its investment management services the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 0.75% of the Fund’s average daily net assets.  However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive fees and/or reimburse Fund expenses.

Pursuant to an operating expense limitation agreement between the Adviser and the Acquired Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Acquired Fund’s total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends and interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.40% of the average net assets of the Investor Class shares, 1.15% of the average net assets of the Institutional Class shares, and 1.65% of the average net assets of the Class A shares through March 30, 2015, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Acquired Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Acquired Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees of TPM.  The Acquired Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of TPM.

Pursuant to an operating expense limitation agreement between the Adviser and the Acquiring Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Acquiring Fund’s total annual fund operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends and interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.26% of the average net assets of the Investor Class shares, 1.26% of the average net asset of the Class A shares, and 0.99% of the average net assets of the Class I1 shares through March 30, 2016, subject thereafter to annual re-approval of the agreement by the Board of Trustees of Smead Trust.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Acquiring Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees of Smead Trust.  The Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of Smead Trust.

The Adviser (not the Funds) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  A discussion of the factors that the Board of Trustees considered in approving each Fund’s Advisory Agreement will be included in the respective Fund’s annual or semi-annual report, as applicable.

PORTFOLIO MANAGERS

The portfolio managers of the Acquired Fund, as discussed below, will be identical for the Acquiring Fund.

William W. Smead is the lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Smead founded the Adviser in July 2007, and serves as Chief Investment Officer and Chief Executive Officer of the firm.  Prior to founding the Adviser, Mr. Smead served as Portfolio Manager and Director of Investments for Smead Investment Group of Wachovia Securities from September 2001 through June 2007.  Prior to that, Mr. Smead served as a financial advisor and portfolio manager with Smith Barney from February 1993 to September 2001.  Mr. Smead has over 33 years of experience in the investment industry.

Tony A. Scherrer, CFA®, is the Director of Research and Portfolio Manager and is jointly responsible for the day-to-day management of the Fund’s portfolio.  Mr. Scherrer joined the Adviser in January 2008, and serves as Senior Vice President and Portfolio Manager.  Mr. Scherrer received his B.A. in Business Administration with a Finance emphasis from Seattle Pacific University.  Prior to joining the Adviser, Mr. Scherrer served as Vice President and Senior Portfolio Manager for U.S. Trust Company from April 2005 through November 2007, where he managed the investment portfolios of high-net-worth clients, not-for-profit organizations and corporations. Previously, he served at Smith Barney Asset Management, where he was responsible for managing and recommending securities in the consumer, financial, technology and health care sectors for one of its funds. Mr. Scherrer has more than 19 years of experience in the investment industry and holds the Chartered Financial Analyst® designation.

As lead portfolio manager, Mr. Smead has the ultimate decision-making authority with respect to the day-to-day management of the Fund’s portfolio.  Mr. Scherrer serves as the Fund’s co-portfolio manager under the general supervision of Mr. Smead.

REASONS FOR THE REORGANIZATION

The Reorganization is proposed primarily to provide shareholders with lower annual fund operating expenses while providing substantially similar or increased shareholder services.

At a meeting of the Board of Trustees of TPM held on July 15, 2014, the Trustees, including the Independent Trustees, considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.  The Trustees compared the investment objectives and principal strategies of the Acquired Fund and the Acquiring Fund and concluded that the investment objective and principal investment strategies of the Acquired Fund and the Acquiring Fund are identical.

Additionally, the Board noted that the Adviser will continue as investment advisor to the Acquiring Fund and that the management agreement between Smead Trust and the Adviser is not materially different from the agreement currently in place between TPM and the Adviser.  The Board also noted that total annual fund operating expenses will decrease because of fee waivers and/or reimbursements by the Adviser.

The Board also considered that the Adviser has agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that total annual operating expenses of each share class (excluding any taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) does not exceed1.26%, 1.26% and 0.99% of the average net assets of the Investor Class, Class A and Class I1 shares, respectively.

The Board noted that the fee waiver expense reimbursement for the Acquiring Fund is more generous than the one currently in place for the Acquired Fund.   The Adviser currently waives its fees and/or absorb expenses of the Acquired Fund to ensure that total annual operating expenses (excluding any taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) does not exceed1.40%, 1.65% and 1.15% of the average net assets of the Investor Class, Class A and Institutional Class shares, respectively.

The Board also considered the cost and tax consequences of the Reorganization.  The Board noted that Adviser has agreed to bear the expenses associated with the Reorganization, and it is anticipated that the Acquired Fund and its shareholders will not bear any material direct or indirect expenses.  In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Acquired Fund or its shareholders, and that the Acquired Fund will receive a legal opinion to that effect prior to the Reorganization.

Based on the factors discussed above, the Board of Trustees of TPM, including a majority of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Acquired Fund, that the terms of the Reorganization Plan are fair and reasonable, and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

SUMMARY OF THE REORGANIZATION PLAN

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

General Reorganization Plan
The Reorganization Plan outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders.  First, the Acquired Fund will transfer all of its assets and liabilities for Class A shares, Institutional Class shares or Investor Class shares, as applicable, to the Acquiring Fund in exchange for Class A shares, Class I1 shares or Investor Class shares, as applicable, of the Acquiring Fund and an assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Immediately thereafter, the Acquired Fund will liquidate and distribute the Class A shares, Class I1 shares and Investor Class shares received from the Acquiring Fund to its shareholders in exchange for Class A shares, Institutional Class shares and Investor Class shares of the Acquired Fund.  This distribution will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Acquired Fund and by crediting to each such account with the shares due to the shareholder in the Reorganization.  Every shareholder will own Class A shares, Class I1 shares or Investor Class shares of the Acquiring Fund equal in value to the Acquired Fund Class A shares, Institutional Class shares or Investor Class shares held by the shareholder immediately before the Reorganization.  Accordingly, the value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions
The Reorganization is subject to a number of conditions set forth in the Reorganization Plan.  Certain of these conditions may be waived by the Board of Trustees of each of TPM and Smead Trust.  The significant conditions include: (a) the receipt by TPM and Smead Trust of an opinion of counsel as to material federal income tax consequences of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of the Acquired Fund (which may not be waived).  The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Acquired Fund, by the Board of Trustees of TPM or the Board of Trustees of Smead Trust.  In addition, the Reorganization Plan may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Reorganization Plan subsequent to the shareholders meeting in a manner that would change the method for determining the number of Class A shares, Class I1 shares or Investor Class shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund.

OTHER SERVICE PROVIDERS

Upon reorganization, the Acquiring Fund will have a different custodian, administrator, transfer agent and fund accountant than the Acquired Fund.  Below is information on the new service providers, as well as information on service providers who will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Acquired Fund.  A vote in favor of the proposed Reorganization will, in effect, constitute an approval by shareholders of the new service providers as governed by written service agreements and other agreements entered into by the Smead Trust.

Custodian, Fund Accountant and Administrator
Upon reorganization, State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111 (the “Custodian” or “State Street”), will become the Acquiring Fund’s custodian.  The Custodian is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons.  The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.  In addition, State Street will provide the Acquiring Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services.  Finally, State Street also will provide the Acquiring Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, located at 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212, currently provides custodial services to the Acquired Fund.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, currently provides fund accounting and administrative services to the Acquired Fund.

Distributor
Upon reorganization, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, (the “Distributor”), will be the exclusive agent for distribution of shares of the Acquiring Fund. The Distributor is obligated to sell the shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor currently provides similar services for the Acquired Fund.

Transfer and Dividend Paying Agent
Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, will become the transfer agent of the Acquiring Fund’s investments and dividend paying agent.  As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Acquiring Fund.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, currently provides similar services to the Acquired Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the Acquiring Fund will be overseen by Smead Trust’s Board of Trustees in a substantially similar manner as the Acquired Fund is overseen by TPM’s Board of Trustees.  The business of Smead Trust is managed under the direction of its Board of Trustees in accordance with Governing Documents, which have been filed with the SEC.  The Board of Smead Trust consists of ____ (__) individuals, ____ (___) of whom are Independent Trustees.  TPM’s Board of Trustees consists of four (4) Trustees, three of whom are Independent Trustees.

Pursuant to the Governing Documents of Smead Trust, the Trustees shall elect officers including a Chief Executive Officer, a Secretary, a Treasurer, a Chief Compliance Officer, a Principal Executive Officer and a Principal Accounting Officer.  The Trustees also retain the power to conduct, operate and carry on the business of Smead Trust and have the power to incur and pay any expenses, which, in the opinion of the Trustees, are necessary or incidental to carry out any of Smead Trust’s purposes.  The Trustees of TPM possess similar powers to elect officers and conduct, operate and carry on the business of TPM.  The Trustees, officers, employees and agents of Smead Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  TPM offers the same limitation of liability to its Trustees, officers, employees and agents.

EXPENSES OF THE REORGANIZATION

The Adviser has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $16,200.  The Acquired Fund will bear brokerage costs and the cost of such expense will be $____.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  No gain or loss will be recognized as a consequence of the Reorganization by either Fund (except to the extent that any assets transferred in the reorganization consist of contracts described in Section 1256 of the Code or stock in a passive foreign investment company as defined in Section 1297(a) of the Code), nor will a gain or loss will be recognized by the shareholders of the Acquired Fund as a result of the Acquiring Fund’s distribution of its Class A shares, Class I1 shares or Investor Class shares to Acquired Fund shareholders solely in exchange for their shares.  In addition, a shareholder’s tax basis for shares held in the Acquired Fund will carryover to the shares of the Acquiring Fund received in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the Acquiring Fund shares received in the Reorganization.  As a condition to the consummation of the Reorganization, TPM, Smead Trust, the Acquired Fund and the Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by TPM and Smead Trust and certifications received from TPM and Smead Trust on behalf of each of the Acquired Fund and the Acquiring Fund.  Counsel rendering the opinion will not independently investigate of verify the validity of such representation and warranties, and its opinion may be jeopardized if any of these representations or warranties are incorrect in any material respect.

The forgoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

Capitalization - The following table sets forth as of fiscal year end on ________: (i) the audited capitalization of the Acquired Fund, and (ii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Class A Shares
Adjustment
Pro Forma Acquiring Fund Class A Shares

Acquired Fund Investor Class Shares
Adjustment
Pro Forma Acquiring Fund Investor Class Shares

Acquired Fund Institutional Class Shares
Adjustment
Pro Forma Acquiring Fund Class I1 Shares

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Acquired Fund:

Principal Shareholders of the Fund – Investor Class Shares

Name and Address	% Ownership	Type of Ownership

Principal Shareholders of the Fund – Institutional Class Shares

Name and Address	% Ownership	Type of Ownership

Principal Shareholders of the Fund – Class A Shares

Name and Address	% Ownership	Type of Ownership

SECURITY OWNERSHIP OF MANAGEMENT

As of the close of business on the Record Date, the Trustees and officers of TPM, as a group, beneficially owned no shares of the Acquired Fund.

ADDITIONAL INFORMATION

VOTING SECURITIES AND VOTING INFORMATION

Closing of Share Class
Investor Class shares of the Acquired Fund will be closed to all investors, except direct shareholders and current retirement plan shareholders, on November 21, 2014.  The Adviser reserves the right to close or partially close the Fund to new investors at its discretion.

General Information
At the close of business on the Record Date, there were ___________ shares of beneficial interest of the Acquired Fund issued and outstanding of Class A shares, Investor Class shares and Institutional Class shares.  Only shareholders of record on the Record Date are entitled to vote at the meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.  The presence, in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote is necessary to constitute a quorum for the Acquired Fund at the Meeting.  An affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Acquired Fund, or (ii) 67% or more of the shares of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve the Proposals.

Voting Rights
Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Although abstentions and broker non-votes are counted as shares that are present at the Meeting for purposes of determining a quorum, they will be treated as shares voted against the Proposals.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, TPM may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  TPM also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Acquired Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of TPM to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem the Class A shares, Investor Class shares or Class I1 shares, respectively, of the Acquiring Fund that they receive in the transaction at their then-current net asset value.  Shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization.  Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present.  If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, TPM may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.  The Board of Trustees of TPM is not aware of any other matters to come before the Meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

•	delivering written notice of the proxy’s revocation to the President or Secretary of TPM at the above address prior to the Meeting;
•	submitting a properly-executed proxy bearing a later date, but dated prior to the Meeting;
•	submitting a subsequent telephone vote; or
•	attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means.  The Adviser is paying for the costs of this proposed Reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the Meeting.  Employees of the Adviser may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so.  We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Acquired Fund intends to reduce the number of duplicate proxy statements you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household unless the Acquired Fund has received contrary instructions from one or more of the shareholders of the shared address.  If you would like a separate copy of this proxy statement, please call toll-free at 877-807-4122 or write to the Acquired Fund (Smead Value Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  Once the Acquired Fund receives notice to stop householding, we will begin sending individual copies to you promptly after receiving your request.  If you currently receive multiple copies of proxy statements or shareholder reports and would like to request delivery of a single copy of documents in the future, please call the toll-free number or write to the address above.

OTHER BUSINESS

The Board of Trustees of TPM knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Acquired Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Acquired Fund and its shareholders.

TPM and Smead Trust do not hold annual meetings of shareholders.  There normally will be no meeting of shareholders for the purpose of electing Trustees of Smead Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of Smead Trust at 600 University Street, Suite 2412, Seattle, Washington 98101.  Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this       day of ______, 2014, by and between Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Smead Value Fund, a separate series of TPM (the “Acquired Fund”), and Smead Funds Trust (“Smead Trust”), a Delaware statutory trust, with its principal place of business at 600 University Street, Suite 2412, Seattle, Washington 98101, with respect to the Smead Value Fund, a separate series of Smead Trust (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A, Investor Class and Institutional Class shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of Smead Trust and TPM, respectively, and Smead Trust and TPM are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Fund from a series of TPM to a series of Smead Trust; it being anticipated that the Reorganization will provide Acquired Fund shareholders with economies of scale and administrative efficiencies; and

WHEREAS, the Trustees of TPM have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Acquired Fund then outstanding and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

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1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3           LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date.  The Acquired Fund will use its best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in Paragraph 2.2) to the extent possible and consistent with its own investment objectives and policies and normal business operations.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”):  (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.2), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated; provided, however that any tax returns of the Acquired Fund for the current fiscal year, including the Closing Date, shall be the responsibility of the Acquiring Fund so long as the Closing shall have taken place prior to the end of the current fiscal year.

1.8           TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

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ARTICLE II

VALUATION

2.1           SUSPENSION OF TRADING.  In order to efficiently manage the transition of accounts from the Acquired Fund to the Acquiring Fund, shareholder purchases and redemptions of the Acquired Fund will be halted on the business day immediately preceding the Closing Date.  Every shareholder will own the same number of shares of the Acquiring Fund as the number of shares of the Acquired Fund held by the shareholder immediately before the Reorganization.

2.2           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Smead Trust’ Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information.

2.4           SHARES TO BE ISSUED.  The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Acquired Fund’s shares then outstanding.  Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.5           DETERMINATION OF VALUE.  All computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares of the Acquired Fund in connection with the Reorganization. The Acquiring Fund and Acquired Fund agree, however, to use [NAME OF PRICING AGENT] to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (the “Closing”) will be on or about November 21, 2014, or such other date(s) as the parties may agree to in writing.  All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE.  U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the

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net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE.  U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of TPM or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  TPM and the Acquired Fund represent and warrant to Smead Trust and the Acquiring Fund as follows:

(a)           The Acquired Fund is a separate series of a statutory business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquired Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of TPM’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)           The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)           Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly

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reflect the financial condition of the Acquired Fund as of November 30, 2013, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)           Since November 30, 2013, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)           At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)           All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k)           At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)           The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)           The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)           From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)           From the effective date of  this Agreement through the effective date of the  Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing  Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading

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(p)           The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for the portion of the taxable period beginning on the first day of its current taxable year and continuing through and including the Closing Date.

(q)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  Smead Trust and the Acquiring Fund represent and warrant to TPM and the Acquired Fund as follows:

(a)           The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Smead Trust’s Agreement and Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)           All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)           The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy,

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insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)           The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)           From the effective date of this Agreement through the Closing Date, any written information furnished by Smead Trust with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.7 or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by Smead Trust with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Smead Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Smead Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)           The Acquiring Fund intends (i) to qualify as a RIC under the Code for the taxable year that includes the Closing Date and intends to qualify for such treatment in future taxable years, and (ii) will be treated as a separate corporation for federal income tax purposes under Section 851(g) of the Code for the taxable year that includes the Closing Date.

(o)           At the Closing Date the Acquiring Fund’s investment objectives, strategies, policies and restrictions will be substantially identical to those of the Acquired Fund at the time of the Reorganization unless otherwise approved by the Acquired Fund’s shareholders.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           OPERATION IN ORDINARY COURSE.  Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2           APPROVAL OF SHAREHOLDERS.  TPM will call a special meeting of Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

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5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by the TPM’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT.  Smead Trust represents that it has prepared and filed a registration statement on Form N-1A (the “Registration Statement”) for the purpose of creating the Acquiring Fund and registering its shares.  The Registration Statement shall be effective on or before the Closing Date.

5.8           PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  Smead Trust and the Acquiring Fund covenant that they will prepare, coordinate with the Acquired Fund the filing with the Commission, and deliver to the Acquired Fund shareholders in connection with such meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  The Acquired Fund covenants that it will provide Smead Trust and the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9           INDEMNIFICATION.

(a)   Smead Trust will assume all liabilities and obligations of TPM relating to any obligation of TPM to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted bylaw and TPM’s Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Smead Trust agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, under TPM’s Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors and assigns.

(b)   The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  The Acquired

8

Fund shall not indemnify and hold harmless State Street Bank and Trust Company, Smead Capital Management, Inc. (the “Adviser”), the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises solely out of or is solely based on any representation, disclosure, agreement or other action or omission of the Adviser with respect to or on behalf of the Acquired Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Smead Trust’ President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2           The Registration Statement on Form N-1A filed by Smead Trust with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.3           Subject to Section 6.2 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.4TPM shall have received a letter of indemnification from the Adviser stating that it agrees to indemnify TPM, its employees, agent, directors, trustees and officers (each an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities or regulatory action (including, without limitation, any shareholder litigation and any SEC staff inquiries, investigation, enforcement action or disciplinary action) in any way relating to the Acquired Fund, or relating to or resulting from (a) the Reorganization, (b) the management of the Acquired Fund by the Adviser, or (c) the Adviser’s duties to the Acquired Fund under the Investment Advisory Agreement between TPM and the Adviser, or the Investment Advisers Act of 1940, as amended (any a “Claim”).  The Adviser shall remain liable for indemnification as contemplated herein regardless of whether the transactions contemplated by this Agreement occur and this Section 6.4 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring

9

Fund on such Closing Date a certificate executed in the Acquired Fund’s name by TPM’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TPM.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of TPM’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received a favorable opinion of Godfrey & Kahn, S.C. dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that, based on the facts, representations, and assumptions therein and conditioned on the consummation of the Reorganization in connection with the Agreement, for federal income tax purposes:

(a)           The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

10

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of  the liabilities of the Acquired Fund.

(c)           No gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)           No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the receipt of the Acquired Fund shares solely in exchange for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)           The aggregate tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the aggregate tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)           For purposes of Section 381 of the Code, either (i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Godfrey & Kahn, S.C. appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Godfrey & Kahn, S.C. may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein, the Adviser, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1933 Act covering Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) proxy solicitation costs of the transactions, (g) the cost of winding up and liquidating the Acquired Fund, and (h) all fees listed on the closing/transfer of assets schedule provided by TPM and U. S. Bancorp Fund Services, LLC.  The Adviser, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Adviser (or an affiliate thereof) will assume or pay only those expenses that are solely and directly related to the  proxy statement, proxy solicitation and Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

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ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1           Smead Trust, on behalf of the Acquiring Fund, and TPM, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2           The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of Smead Trust and TPM. In addition, either Smead Trust or TPM may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)           a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Smead Trust, TPM, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

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13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Smead Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Smead Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of Smead Trust on behalf of the Acquiring Fund and signed by authorized officers of Smead Trust, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Smead Trust’ Agreement and Declaration of Trust.

13.6           It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquired Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in TPM’s Declaration of Trust.

13

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquired Fund

By:
Name:
Title:	President

SMEAD FUNDS TRUST, on behalf of the Acquiring Fund

By:
Name:
Title:

SMEAD CAPITAL MANAGEMENT, INC, with respect to Paragraphs 6.4 and 9.1 only

By:
Name:
Title:

14

Schedule A

Shareholders of the Acquired Fund will receive Class A, Investor Class and Class I1 shares of the Acquiring Fund:

TPM (Acquired Fund):	Smead Trust (Acquiring Fund):

Smead Value Fund	Smead Value Fund
Class A shares	Class A shares
Investor Class shares	Investor class shares
Institutional Class shares	Class I1 shares

15

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE TODAY!

To vote by Internet
1) Read the Proxy Statement and have the proxy card below
    at hand.
2) Go to website www.2voteproxy.com/smead
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below
    at hand.
2) Call 1-800-830-3542.
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-9100

TRUST FOR PROFESSIONAL MANAGERS
Smead Value Fund

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 7, 2014

The undersigned holder of shares of the Smead Value Fund, a series of Trust for Professional Managers, hereby appoints John P.  Buckel, Jennifer A. Lima and Jesse J. Schmitting, or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Friday, November 7, 2014, at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Only shareholders of record at the close of business on August 21, 2014, will be entitled to vote at the Special Meeting or any postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” each Proposal.

PLEASE MARK, SIGN AND DATE, AND RETURN THlS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
Authorized Signatures - This section must be completed for your vote to be counted. Date and sign below.
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

SMEAD-V2

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at
www.2voteproxy.com/smead.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Please fill in a box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SMEAD VALUE FUND

The proxy is solicited on behalf of the Board of Trustees of Trust for Professional Managers (the "Board").   The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” each proposal.

	FOR	AGAINST	ABSTAIN

(1)  To approve a change of classification of the Smead Value Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended.

(2)  To approve the proposed Agreement and Plan of Reorganization, for the  Smead Value Fund (the “Acquired  Fund”),  a  series  of  Trust  for Professional Managers, and the Smead Value Fund (the “Acquiring Fund”), a series of Smead Funds Trust, whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for Class A Shares, Investor Class Shares and Class I1 Shares, respectively, of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund.

To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

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PLEASE MARK, SIGN AND DATE, AND RETURN THlS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

SMEAD-V2